Commitment to purchase natural gas	12 Months Ended
Dec. 31, 2023
Commitment To Purchase Natural Gas
Commitment to purchase natural gas

23.	Commitment to purchase natural gas

The Gas Supply Agreement (GSA) entered into with Petrobras and Yacimientos Petrolíferos Fiscales Bolivianos - YPFB was initially effective until December 31, 2019. Given the agreement provided for an extension clause, the GSA was automatically extended until the entire volume contracted is delivered by YPFB and withdrawn by Petrobras.

Since December 31, 2019, the contract has been adjusted, mainly to adapt the Guaranteed Daily Quantity (QDG) to the YPFB's supply availability. On December 15, 2023, through a new amendment to the GSA, the supply commitment was last revised by request of YPFB.

According to the contractual balance, the Company expects purchases to continue through December 2027, considering the withdrawal based on the QDG by YPFB, which means the maximum volume contracted every day, ranging from 6 million m³ per day to 18 million m³ per day (on a monthly basis), representing an estimated additional amount of US$ 3.04 billion, from January 2024 to December 2027, according to price assumptions included in the Strategic Plan 2024-2028.

If the withdrawal occurs based on the take-or-pay choice, ranging from 4.2 million m³ per day to 12.6 million m³ per day (on a monthly basis), there will be an additional extension until August 2030, representing an estimated additional total value of US$ 2.88 billion from January 2024 to August 2030.